Exhibit 10.4(c)


                           MEMORANDUM OF UNDERSTANDING


                                     BETWEEN


                                "AVANGARD" - JSB


                                       AND


                                 IPORUSSIA, INC.

                                                                 Exhibit 10.4(c)

                      MEMORANDUM OF UNDERSTANDING


          This Memorandum, effective this 11th day of November, 2002, by and between IPORUSSIA, INC. ("Advisor"), a Delaware USA Corporation, and "AVANGARD"-Joint Stock Bank - Open Joint Stock Company ("Bank"), a Russian registered bank Company. The Bank and Advisor are referred herein together as the "Parties", and each separately as a "Party".

          WHEREAS, the Bank is an Open Joint Stock Company desires to have its securities (and/or securities of its affiliate companies) traded in the United States, or foreign Stock Market ("Stock Market");

          WHEREAS, Advisor represents that it will endeavor to assist and introduce the Bank and/or its affiliate companies to one or more underwriting companies, stock brokerage companies, a potential strategic alliance partner in the form of a foreign bank, or bank group, and/or an investor(s) ("Investors") who may be interested in engaging in a financing arrangement, or in a business combination with the Bank and\or its affiliate companies for a substantial Private Placement investment, or an Initial Public Offering / Underwriting (IPO) of its securities on a foreign Stock Market known as the "Transaction". Such Transaction shall be stipulated in writing by a separate Definitive Agreement between Bank and Investor(s); and

          WHEREAS, the Bank desires to retain the services of Advisor to provide business consulting, assistance, and guidance as well as introduction services to such Investor(s) entities.

          IT IS HEREBY MUTUALLY AGREED THAT:

     1. APPOINTMENT. The Bank retains Advisor to find Investor(s) groups interested in effecting a strategic alliance / financing on terms acceptable to the Bank and the Investors. Advisor will endeavor to introduce the Bank to such Investor(s) entities. Advisor is an independent contractor and is not an agent of the Bank and it shall have no authority to bind the Bank in any manner.

     2. BUSINESS INFORMATION. The Bank will furnish Advisor from time to time with current financial statements (balance sheet, profit and loss account, annual audit statement) and other business information (which shall be coordinated by the Parties), in the Russian Language and appropriate sections translated into English if requested ("Business Information"). Advisor is authorized to send copies of the Business Information to potential Investors. The Bank hereby represents and warrants that all the Business Information provided Advisor pertaining to the Bank shall be true and correct. The volume of information furnished shall be reasonable and sufficient for the consummation of Transaction.

          Advisor shall provide the Bank, from time to time, with a list of Investors (LIST): -that had been contacted by Advisor; - that were introduced by Advisor to Bank's Business Information, - that de facto participated in meetings with attended by the Representatives, appropriately authorised by the Bank. The List shall be coordinated with the Bank.

                                                                 Exhibit 10.4(c)

     3.   COMPENSATION.

          In the event of a consummated Transaction, the Bank shall pay a cash fee ("Fee") to Advisor upon closing ("Closing") of the Transaction at the amount from 3% to 5% of all considerations paid in such Transaction. The specific amount of Fee shall be mutually determined later in a separate Definitive Agreement (AGREEMENT) in writing.

          The terms "consummated transaction" and "consideration paid in such Transaction" shall be stipulated in the Agreement.

     4. TERM. This Memorandum shall remain in full force and effect for a period of twenty four (24) months from the above date hereof.

          In event when during the term of this Memorandum and within 12 months after its expiration, the Bank shall receive any investments from Investor(s) that was introduced by Advisor - from the List, coordinated with the Bank, mentioned in paragraph 2 of the given Memorandum - the bank shall not object to signing of Agreement that is stipulated in paragraph 3 of the given Memorandum.

     5. EXPENSES. Advisor agrees to use its best efforts to introduce the Bank to one or more possible Investors interested in financing the costs associated with the support of and/or placement of Bank's securities in the Stock Market on terms agreeable to the Bank.

     6. ENTIRE MEMORANDUM. This Memorandum supersedes all prior agreements between the Parties with respect to its subject matter whether written or oral. The changes and amendments shall be valid only when they are signed in writing by both Parties. Both Parties represent and warrant to each other that the Parties signing this Memorandum are officers and have full power and authority to enter into this Memorandum and carry out the terms and conditions contemplated hereby.

     7. CAPTIONS, HEADINGS, OR TITLES. All captions, headings or titles in the sections of the Memorandum are inserted for convenience of reference only and shall not constitute a part of this Memorandum or a limitation of scope of the particular sections to which they apply.

     8. COUNTERPARTS. This Memorandum may be signed in counterparts and shall become effective as if executed in a single, complete document as of the date hereof upon its execution by both parties.

     9. GOVERNING LAW. This Memorandum and any modifications, amendments and additions thereto shall be governed in accordance with the laws of the Russian Federation.

     10. CONFIDENTIALITY. The Parties agree that any information disclosed to each other marked "Confidential" shall not be disclosed to any Investor or third party unless prior written permission has been obtained.

     11. DISPUTES AND ARBITRATION. Any controversy or claim arising out of or relating to this Memorandum shall be settled by binding arbitration by the International Court of Arbitration of the Trade and industrial Chamber of the Russian Federation in accordance with the Chamber of the Russian Federation in accordance with the Chamber

Rules of Arbitration in effect at the time of the arbitration. The arbitration proceedings shall be conducted in Moscow, and in the Russian language. The arbitration award shall be final and binding on the Parties with respect to the subject matter in controversy. The Parties shall keep confidential the arbitration proceedings and terms of any arbitration award, except as may otherwise be required by law. Each Party shall bear its own legal fees and other costs related to the arbitration, except that the arbitrators shall determine who shall bear the costs of the arbitrators. The arbitrators may determine arbitrability but may not award punitive damages or limit, expand or otherwise modify the terms of this Memorandum.

     12. This Memorandum is made in English and Russian on 8 printed pages. The English and Russian forms of this Memorandum shall be equally binding. Should any difficulties or ambiguous interpretation of terms and conditions of this Memorandum arise, the Parties shall govern by translation that shall be made by agreed by the Parties translator that has appropriate diploma.

     13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving Party's address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission and e-mail (the list of send and received by facsimile transmission and e-mail information shall be coordinated by the Parties), (iii) sent by recognized international overnight courier service, or
(iv) sent by registered mail, return receipt requested, postage prepaid.

                If to Bank:

                K.Minovalov
                President
                "AVANGARD"-JSB
                12/1 Sadovicheskaya Str
                Moscow, 115035
                Russian Federation
                Tel:  (095) 737-7373
                Fax:  (095) 956-68-52
                E-Mail:  info@avangard.ru

                If to Advisor:

                Vladimir F. Kuznetsov
                President & C.E.O.
                IPORUSSIA, INC.
                12 Tompkins Ave.
                Jericho, New York 11753
                United States of America
                Tel. (516) 937-6600
                Fax: (516) 681-3900
                E-Mail: info@iporussia.com

          In Witness Whereof, Bank and the Advisor have duly signed and executed this Memorandum effective as of the date first written above.


IPORUSSIA, INC.                                   Open Joint Stock Company
                                                  "AVANGARD"-JSB


By: /s/ Vladimir F. Kuznetsov                     By: /s/ K. Minovalov
    -------------------------                         --------------------------
     Vladimir F. Kuznetsov                            K. Minovalov
     President & C.E.O.                               President